UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               __________________


                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): December 30, 1997


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                          Commission File No. 33-15551
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                        POLARIS AIRCRAFT INCOME FUND IV,
                        A California Limited Partnership


                        State of Organization: California
                   IRS Employer Identification No. 94-3039169
         201 Mission Street, 27th Floor, San Francisco, California 94105
                           Telephone - (415) 284-7400













                       This document consists of 3 pages.

Item 5.  Other Events

Prepayment of Promissory Note

On December 30, 1997, Polaris Aircraft Income Fund IV, (the "Partnership") received $19,101,449 from Triton Aviation Services IV LLC as prepayment in full of its outstanding note receivable and interest earned by the Partnership to December 30, 1997.

Because the Partnership has now received payment in full of the note receivable, Polaris Investment Management Corporation (the "General Partner") expects to make a determination regarding the appropriate timing and procedure for winding-up the Partnership's business. As soon as practicable, the General Partner will evaluate the Partnership's anticipated winding-up expenses and contingencies to determine an appropriate level of cash reserves to be retained by the Partnership until it has completed the process of winding up, and to determine the amount of cash available for distribution to the limited partners and the timing for such distributions. The Partnership anticipates making a special distribution to partners by February 28, 1998.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       POLARIS AIRCRAFT INCOME FUND IV
                                       (Registrant)
                                       By: Polaris Investment
                                           Management Corporation,
                                           General Partner




   December 31, 1997                       By: /S/Marc A. Meiches
-----------------------                        ------------------
                                               Marc A. Meiches
                                               Chief Financial Officer
                                               (principal financial officer and
                                               principal accounting officer of
                                               Polaris Investment Management
                                               Corporation, General Partner of
                                               the Registrant)



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